UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

ETF OPPORTUNITIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐    Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

KINGSBARN TACTICAL BOND ETF (KDRN)

a series of ETF Opportunities Trust

8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235

August 3, 2023

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Kingsbarn Tactical Bond ETF the “Fund”), a series of ETF Opportunities Trust (the “Trust”). The Special Meeting is being held to seek shareholder approval of the following Proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement:

PROPOSAL:        For Fund shareholders to approve a new investment sub-advisory agreement between Kingsbarn Capital Management (the Adviser), ETF Opportunities Trust (the Trust), and Vident Advisory (the new Sub-Adviser) as the former sub-adviser’s business has been assumed by the new Sub-Adviser.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

On July 14, 2023, Vident Advisory assumed sub-advisory responsibilities on behalf of the Fund, pursuant to an interim sub-advisory agreement that was previously approved by the Board of Trustees. The Board of Trustees of the Trust believes that the Proposal is in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

The Special Meeting is scheduled to be held at 11:30 a.m. Eastern time on September 6, 2023, at the offices of the Fund’s administrator, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. If you are a shareholder of record as of the close of business on July 28, 2023, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://proxyvotinginfo.com/p/kingsbarn2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of September 6, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

If you have any questions regarding the Proposal or Proxy Statement, please do not hesitate to call toll-free 866-839-1852. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time. Thank you for taking the time to consider this important Proposal and for your continuing investment in the Fund(s).

Sincerely,

/s/ David Bogaert

David Bogaert

President

ETF Opportunities Trust

KINGSBARN TACTICAL BOND ETF (KDRN)

a series of ETF Opportunities Trust

8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235

NOTICE OF SPECIAL MEETING

TO BE HELD ON SEPTEMBER 6, 2023

A special meeting of shareholders (the “Special Meeting”) of the Kingsbarn Tactical Bond ETF ( the “Fund”), a series of ETF Opportunities Trust (the “Trust”), will be held at 11:30 a.m. Eastern time on September 6, 2023, at the offices of the Fund’s administrator, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. At the Special Meeting, shareholders of the Fund will be asked to act upon the following Proposal:

PROPOSAL:        For Fund shareholders to approve a new investment sub-advisory agreement between Kingsbarn Capital Management (the Adviser), ETF Opportunities Trust (the Trust), and Vident Advisory (the new Sub-Adviser) as the former sub-adviser’s business has been assumed by the new Sub-Adviser.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on July 28, 2023, as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present, and a maximum number of shares may be voted for the applicable Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://proxyvotinginfo.com/p/kingsbarn2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of September 6, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

By Order of the Board of Trustees

/s/ David Bogaert

David Bogaert

President

ETF Opportunities Trust

August 3, 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

Below is a brief overview of the matters being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on September 6, 2023. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the Proposal (the “Proposal”) and keep it for future reference.

QUESTIONS AND ANSWERS

Q. Why are you sending me this information?

A. You are receiving these proxy materials because on July 28, 2023 (the “Record Date”), you owned shares of Kingsbarn Tactical Bond ETF ( the “Fund”) and, as a result, you have the right to vote on the Proposal and are entitled to be present at and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on the Proposal, and a fractional vote for each fractional share.

Q. What is the Proposal being considered at the Special Meeting?

A. You are being asked to vote on the following Proposal:

PROPOSAL:        For Fund shareholders to approve a new investment sub-advisory agreement between Kingsbarn Capital Management (the Adviser), ETF Opportunities Trust (the Trust), and Vident Advisory (the new Sub-Adviser) as the former sub-adviser’s business has been assumed by the new Sub-Adviser.

Q. Why am I not being asked to approve a new investment sub-advisory agreement with VIA?

A. At the Closing Date, VIA moved all of its personnel and clients to VA and is in the process of winding down its operations. For this reason, you are not being asked to approve a new sub-advisory agreement with VIA.

Q. Will the Proposal affect the investments made by the Fund?

A. No. Approval of the Proposal by the Fund’s shareholders will not have any effect on the Fund’s investment policies, strategies, and risks. Kingsbarn Capital Management will continue to serve as the Fund’s adviser irrespective of whether the Proposal is approved by shareholders.

Q. Will the Proposal result in any change in the fees or expenses payable by the Fund?

A. No. Approval of the Proposal by the Fund’s shareholders will not affect the fees or expenses payable by the Fund. If the New Sub-Advisory Agreement is approved by the Fund’s shareholders, the fee paid to the Adviser will not change as a result of the shareholder vote.

Q. Why am I being asked to approve a new investment sub-advisory agreement with VA?

A. Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), is to acquire a majority interest in VA (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford effectively controls VA through VA Holdings. The Transaction was completed on July 14, 2023 (the “Closing Date”). The Transaction constitutes an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which resulted in the automatic termination of the prior investment sub-advisory agreement between the Adviser, the Trust and Vident Investment Advisory, LLC (“VIA”) (the “Prior Sub-Advisory Agreement”). On the Closing Date, VA assumed sub-advisory responsibilities on behalf of the Funds, pursuant to an interim sub-advisory agreement that is explained in further detail below.

To enable VA to take over from VIA to serve as sub-adviser to the Fund after the close of the Transaction, at a meeting of the Board held on June 20 , 2023, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act (the “Independent Trustees”), approved a new investment sub-advisory agreement between the Adviser, the Trust and VA. Under the 1940 Act, the approval of the Fund’s new investment sub-advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.

Q. Will there be any changes in the sub-advisory services provided to the Fund under the new agreement?

A. No. It is not anticipated that the Transaction or the approval of the New Sub-Advisory Agreement will impact Fund shareholders. The terms of the New Sub-Advisory Agreement are identical to the Prior Sub-Advisory Agreement except for the term and the fact that the new entity is VA. The subadvisory fee rate charged will remain the same as under the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement (defined below). If approved by shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. Will there be any changes to the portfolio management team for the Fund?

A. No. The portfolio management team for the Fund will not change if Fund shareholders approve the Proposal.

Q. What will happen if Fund shareholders do not approve the Proposal?

A. The Board, including a majority of the Independent Trustees, approved an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and VA, so that VA could take over for VIA in managing the Fund after the change of control. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement will allow the Fund an additional 150 days to solicit shareholder approval of the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement, except for the term and escrow provisions and the fact that the new entity is VA. Shareholder approval of the Proposal would need to be obtained within 150 days from the Closing Date.

If the Fund’s shareholders do not approve the New Sub-Advisory Agreement, then the Board will have to consider other alternatives for the Fund upon the expiration of the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the Proposal or solicitation of the approval of a different proposal. In such a scenario the Board would consider other alternatives, such as seeking approval of a replacement sub-advisor or having the Adviser perform the services of the sub-advisor.

Q. How does the Board recommend that I vote in connection with the Proposal?

A. The Board recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.

OTHER MATTERS

Q. Will the Fund pay for this proxy solicitation?

A. No. VA or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. Under the terms of the Transaction, VA Holdings has agreed to reimburse VA for certain expenses related to obtaining new sub-advisory agreement for the Fund. VA or its affiliates will pay for these costs regardless of whether or not shareholders approve of the proposal.

Q. How can I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s) and use the control number provided;

By Internet: Access the website address printed on the enclosed proxy card(s) and use the control number provided; or

In Person: Attend the Special Meeting as described in the Proxy Statement.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://proxyvotinginfo.com/p/kingsbarn2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed above, in advance of the Special Meeting in the event that, as of September 6, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

You may vote over the Internet or by telephone until 11:59 p.m. Pacific Time of the day prior to the shareholder meeting or any adjournment thereof. Votes provided through the mail via a completed traditional proxy card must be received one business day prior to the special meeting or any adjournment thereof. A proxy card that has been postmarked prior to the special meeting, but that has not been received one business day prior to the meeting date will not be counted.

Q. How may I revoke my proxy?

A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

Q. What vote is required to approve the Proposal?

A. Approval of the Proposal requires a majority of the Fund’s outstanding voting securities. The “vote of the majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Q. Where can I obtain additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, Morrow Sodali Fund Solutions, LLC, at 866-839-1852. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

KINGSBARN TACTICAL BOND ETF (KDRN)

a series of ETF Opportunities Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

PROXY STATEMENT August 3, 2023

This Proxy Statement is being furnished to the shareholders of Kingsbarn Tactical Bond ETF (, the “Fund”), a series of ETF Opportunities Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on September 6, 2023, at 11:30 a.m. Eastern time at the offices of the Fund’s administrator, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as July 28, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement and the enclosed proxy card(s) to shareholders is August 4, 2023. The Special Meeting will be held to solicit shareholder approval for the following Proposal (the “Proposal”):

PROPOSAL:        For Fund shareholders, to approve a new investment sub-advisory agreement between Kingsbarn Capital Management, LLC (the “Adviser”), the Trust and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”) (the “New Sub-Advisory Agreement”).

At your request, the Trust will send you a free copy of the Fund’s most recent audited annual report, semi-annual report, prospectus and statement of additional information (“SAI”). Please call the Fund at 1-866-788-7878 or write to the Fund’s distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, to request any of these documents or with any questions you may have relating to this Proxy Statement.

Background. Vident Investment Advisory, LLC (“VIA”), the Fund’s prior sub-adviser, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”). Pursuant to the prior investment sub-advisory agreement between the Trust, the Adviser and VIA (the “Prior Sub-Advisory Agreement”), VIA was responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. VIA has provided investment sub-advisory services to KDRN since the Fund’s inception in December 2021.

VA, an affiliate of VIA, was formed in 2016 and commenced operations and registered with the SEC as an investment adviser in 2019.Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC (“VA Holdings”), a subsidiary of MM VAM, LLC acquired VA (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. The Transaction closed on July 14, 2023 (the “Closing Date”). As of the Closing Date, Mr. Crawford controls VA through VA Holdings. VA Holdings is located at 8024 Calvin Hall Road, Indian Land, South Carolina 29707. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Prior Sub-Advisory Agreement automatically terminated on the Closing Date.

At a meeting of the Board, held on June 20, 2023 (the “Meeting”), the Adviser requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) a new investment sub-advisory agreement between the Adviser, the Trust and VA (the “New Sub-Advisory Agreement”); and (ii) an interim sub-advisory agreement between the Trust, the Adviser and VA (the “Interim Sub-Advisory Agreement”).

Under the 1940 Act, the approval of the Proposal with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Shareholders will have equal voting rights (i.e., one vote per share). Abstentions will have the same effect as votes against the Proposal. Accordingly, you are being asked to approve the Proposal (the New Sub-Advisory Agreement).

The Board believes the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

PROPOSAL: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

VA, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is a registered investment adviser that provides portfolio management services to separately managed accounts and ETFs, and, from the Closing Date, provides these services to the Fund. As part of the Transaction, VA has assumed all employees of VIA, the prior sub-adviser. As of the Closing Date, VA is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.

At the Meeting, the Board, including the majority of the Independent Trustees, determined that the approval of VA to serve as the Fund’s investment sub-adviser was in the best interest of the Fund and its shareholders, approved the New Sub-Advisory Agreement, and recommended that it be submitted to the Fund’s shareholders for approval.

The Prior Sub-Advisory Agreement with respect to the Fund was most recently approved by the Board, including a majority of the Independent Trustees, at a meeting held on October 4, 2021.

While the proposed Sub-Advisory Agreement is with a new legal entity as sub-adviser, VA, the other terms are identical to the Prior Sub-Advisory Agreement.

Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement allows the Fund 150 days to solicit shareholder approval of the New Sub-Advisory Agreement, during which time VA is serving as sub-adviser to the Fund. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement, except for the term and escrow provisions and the fact that the new Sub-Adviser is VA. Shareholder approval of the Proposal would need to be obtained within 150 days from the Closing Date.

Accordingly, if the Proposal is not approved by the Fund’s shareholders, as applicable, at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include, reliance on the Interim Sub-Advisory Agreement, further solicitation of the Fund’s shareholders with respect to the Proposal or solicitation of the approval of a different proposal.

Summary of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Duration and Termination. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement (each, a “Sub-Advisory Agreement”) may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Adviser, in each case, upon sixty (60) days’ written notice to VIA and VA, respectively (each, a “Sub-Adviser”). In addition, each Sub-Advisory Agreement may be terminated without penalty by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

Sub-Advisory Services. The Sub-Advisory Agreement requires that the Sub-Adviser regularly shall provide each Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund.

Sub-Advisory Fees. The Fund’s unified management fee and its sub-advisory fee will not change as a result of the approval of the Proposal. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the unified management fee it receives from the Fund at a rate set forth in the table below. The annual rate of portfolio management fees payable to the Sub-Adviser is calculated daily and paid monthly. The sub-advisory fee is paid by the Adviser, and not by the Fund or its shareholders. For the most recent fiscal period December 20, 2021 (commencement of operations for KDRN) ended November 30, 2022, under the Prior Sub-Advisory Agreement, the Adviser paid the Sub-Adviser sub-advisory fees as set forth in the table below.

Name of Fund	Sub-Advisory Fee	Minimum Fee	Fee Paid to Sub-Adviser
Kingsbarn Tactical Bond ETF	0.045% on the first $250 million; 0.04% on the next $250 million; and 0.035% on all assets thereafter	$25,000 annually	$23,698

*The Fund commenced operations on December 20, 2021.

Brokerage Policies. The Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs the Sub-Adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Sub-Adviser.

During the most recent fiscal year end (November 30, 2022), KDRN did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor, and the Fund did not hold any securities of “regular broker dealers.”

Payment of Expenses. Under the Sub-Advisory Agreement, the Sub-Adviser agrees to bear all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, including provision of personnel, facilities, and equipment reasonably necessary to provide sub-advisory services to the Fund.

Other Provisions. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, fraud, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person under the Sub-Advisory Agreement on the part of the Sub-Adviser, the Adviser shall indemnify and hold harmless the Sub-Adviser and its affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the Sub-Advisory Agreement. In addition, the Sub-Advisory Agreement provides that the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, and their affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the Sub-Adviser’s obligations under the Sub-Advisory Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under the agreement.

Executive Officers and Directors of VA. Information regarding the principal executive officers and directors of VA is set forth below. The address of VA and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of VA:

Name	Position with VA
Vince Birley	Chief Executive Officer
Deborah Kimery	Chief Operating Officer
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with VA or its affiliated persons. No Trustee or officer of the Trust holds any position with Vident Capital Holdings, LLC or its affiliated persons.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that VA is providing at least the same level of services under the Interim Sub-Advisory Agreement as its affiliate, VIA, and, upon shareholder approval of the Proposal, VA (the “Sub-Adviser”) will continue to provide at least the same level of services that its affiliate VIA provided the Fund under the Prior Sub-Advisory Agreement. The Board was presented with information demonstrating that the New Sub-Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable. At the Meeting, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement and recommends that Fund shareholders approve the Proposal.

At an in-person meeting held on June 20, 2023, the Board of Trustees considered the approval of an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”) and a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”), each between ETF Opportunities Trust (the “Trust”), Kingsbarn Capital Management, LLC and Vident Advisory, LLC (“VA”) on behalf of the Kingsbarn Tactical Bond ETF (the “Fund”). It was noted that the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were presented for approval because, pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), acquired a majority interest in VA (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford effectively controls VA through VA Holdings. The Transaction closed on July 14, 2023 (the “Closing Date”). The Transaction constitutes an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which will result in the automatic termination of the prior investment sub-advisory agreement between the Adviser and Vident Investment Advisory, LLC (“VIA”) (the “Prior Sub-Advisory Agreement”). On the Closing Date, VA assumed sub-advisory responsibilities on behalf of the Fund, pursuant to the Interim Sub-Advisory Agreement. The Trustees considered that VA informed the Board that, as a result of the business combination, there would be no change to the investment objective or principal investment strategies of the Fund and that the Fund’s current portfolio manager would continue to be responsible for the day-to-day management of the Fund and continue to service Fund shareholders.

The Trustees considered that the Interim Sub-Advisory Agreement may only remain in place for up to 150 days and that the material terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Fund’s Prior Sub-Advisory Agreement with VIA, except for the term and escrow provisions and the fact that the new entity is VA. The Trustees further considered that the material terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Fund’s Prior Sub-Advisory Agreement, except for the term and the fact that the new entity is VA. The Board also noted that approval of the Interim and New Sub-Advisory Agreements would not change the rate at which the Fund pays advisory fees, and that the sub-advisory fee charged will remain the same.

The Trustees reviewed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by VA; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by VA from its relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) VA’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically provided by VA during the approval process, including information presented to the Board during the Meeting. The Board requested and was provided with information and reports relevant to the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by VA; (ii) presentations by VA’s management addressing VA’s portfolio management and trading services, personnel, and operations utilized in managing the Fund; (iii) the investment performance of the Fund; (v) periodic commentary on the reasons for the performance; (vi) any significant changes in VA’s corporate structure or principal business activities as a result of the Transaction; and (vii) the memorandum from Trust counsel (“Counsel”) that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

 The Board also requested and received various informational materials including, without limitation: (i) documents containing information about VA, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of expenses for the Fund, its compliance program, current legal matters, and other general information; (ii) comparative performance information versus the Fund’s benchmark index and a peer group of other ETFs with strategies similar to the Fund; (iii) comparative fee information versus other ETFs advised by VA, and (iv) benefits to be realized by VA from its relationship with the Trust and the Fund.

In deciding whether to approve the New Sub-Advisory Agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services provided by Vident Advisory, LLC.

In this regard, the Board considered the responsibilities of VA under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Board reviewed the services to be provided by VA to the Fund, including, without limitation, the processes of VA for assuring compliance with the Fund’s investment objectives and limitations; VA’s processes for trade execution and broker-dealer selection for portfolio transactions. The Board considered: the staffing, personnel, and methods of operating of VA; the education and experience of VA’s personnel; and information provided regarding VA’s compliance programs, policies and procedures. The Board considered that there would be no changes to the nature, extent and quality of sub-advisory services to be provided to the Fund by VA, from those services currently being provided to the Fund by VIA. After reviewing the foregoing and further information from VA, the Board concluded that the nature, extent and quality of the services to be provided VA was satisfactory and adequate for the Fund.

Investment Performance of the Fund.

The Board considered the Fund’s performance for the first quarter of 2023 as compared to the Bloomberg Aggregate Bond Index, noting that Fund outperformed its benchmark index during the quarter. The Adviser reported that during the first quarter of 2023, the Fund was ranked as a top performer in its Morningstar peer group. The Board considered VIAs contribution in providing sub-advisory services to the Fund’s performance, and noted that there are to be no changes in the level of services provided by VA as the new sub-adviser.

After a discussion of the Fund’s performance, the Board concluded that the Fund’s performance was satisfactory.

The costs of services provided and profits realized by Vident Advisory, LLC from the relationship with the Fund.

In this regard, the Board considered VA’s staffing, personnel, and methods of operating; VA’s financial condition and profitability and the level of commitment to the Fund by VA’s principals; the benefits for VA in managing the Fund; the overall expenses of the Fund; and the nature and frequency of sub-advisory fee payments. The Board also considered that the sub-advisory fee will not change for the Fund under the Interim or New Sub-Advisory Agreement or in any way as a result of the Transaction, and that the staff and personnel currently providing services to the Fund will continue to do so pursuant to the New Sub-Advisory Agreement with VA. The Trustees reviewed information provided by VA regarding its profits associated with managing the Fund. The Board also considered that VA represented that its fee for sub-advising the Fund is competitive with sub-advisory fees paid by other accounts managed by VA. The Board also considered that the sub-advisory fee will not change for the Fund under the Interim or New Sub-Advisory Agreement or in any way as a result of the Transaction. Further, as an important part of their considerations, the Board noted that the staff and personnel currently providing services to the Fund will continue to do so pursuant to the New Sub-Advisory Agreement with VA. The Board considered that the sub-advisory fees charged by VA reflect the resources VA puts into managing the Fund within its investment strategy.

After further consideration, the Board concluded that the profitability and fees to be paid to VA for its sub-advisory services to the Fund were acceptable and within a range of what could have been negotiated at arms-length in light of the services to be rendered to the Fund.

The extent to which economies of scale would be realized as the Fund grow and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Trustees considered whether there are any potential expense savings to be realized by the Fund and shareholders as the Fund grows, also known as economies of scale. Under the Fund’s unitary fee structure, the Fund’s investment adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, with certain exceptions. The Trustees noted that while the unitary fee structure of the Fund limits shareholder’s exposure to fee increases, the sub-advisory fee paid to VA under the Interim and New Sub-Advisory Agreements provide for breakpoints in the fees paid to VA as Fund assets increase. The Trustees noted that economies of scale may be realized by the Adviser if assets in the Fund increase. After discussion concerning economies of scale, the Board concluded that it was not anticipated that, under the current fee structure, the Fund would achieve economies of scale for Fund shareholders.

Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the sub-advisory personnel assigned to the Fund; the substance and administration of VA’s Code of Ethics and other relevant policies. The Board noted that VA has represented that it may utilize soft dollars with regard to the Fund which would benefit VA for eligible research products and services which assist in the investment process. The Board also considered that there is the potential for reputational benefits to VA from publicity resulting from sub-advising the Fund.

Vident’s portfolio managers may have potential conflicts of interest in connection with their management of the Fund’s investments and the investments of other Vident accounts managed by the portfolio managers. Vident has policies and procedures designed to prevent this potential conflict from influencing the allocation of investment opportunities. Vident also has procedures in its Code of Ethics to prevent Vident and its personnel from inappropriately benefiting from its relationship with clients, including the Fund.

Following further consideration and discussion, the Board concluded that the VA’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by VA from managing the Fund were satisfactory.

Conclusion. The Board did not identify any particular information that was most relevant to its consideration to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement and each Trustee may have afforded different weight to the various factors. After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement was fair, reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the Interim Sub-Advisory Agreement for a period of up to 150 days from the Closing Date, and the New Advisory Agreement for an initial two-year term, subject to Fund shareholder approval. The Trustees recommended that Fund shareholders vote in favor of the New-Sub Advisory Agreement.

THE BOARD RECOMMENDS THAT FUND SHAREHOLDERS VOTE “FOR” THE PROPOSAL. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

OTHER INFORMATION

Section 15(f) of the 1940 Act. Because the Transaction may be considered to result in a change of control of VIA under the 1940 Act resulting in the assignment of the Prior Sub-Advisory Agreement, the Sub-Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied:

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Sub-Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the sub-adviser (or predecessor sub-adviser). At the present time, each of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees will not be “interested persons” of the Sub-Adviser for a period of three years after the Transaction.

Expenses Related to the Proposal. All expenses associated with the Proposal will be borne by VA or its affiliates and not by the Fund or its shareholders.

Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share on all matters presented at the Special Meeting, including the Proposal. Fractional shares are entitled to proportional voting rights.

Shareholders of the Fund at the close of business on July 28, 2023, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the following shares of the Fund were issued and outstanding:

Kingsbarn Tactical Bond ETF	50,000

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 866-839-1852. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. If you submit a signed proxy card, but fail to select one of the three options (For, Against, or Abstain), the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received for the Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to the Proposal, once or more, by motion of the chair of the Special Meeting or by the vote of the holders of a majority of the Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal.

Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to such Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the Fund’s outstanding shares entitled to vote at the Special Meeting.

Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions will have the effect of a vote AGAINST the Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal is not received, the chair of the Special Meeting or the holders of a majority of the Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to the Proposal to permit further solicitation of proxies.

Required Vote. Approval of the Proposal requires the affirmative “vote of the holders of a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares of the Fund. If the Proposal is not approved by a Fund’s shareholders, as applicable, at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its respective shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposal or solicitation of the approval of a different proposal.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust, the Adviser, and/or Morrow Sodali Fund Solutions, LLC, a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Sub-Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Fund’s shares held of record by such persons. The estimated cost of the Proxy Solicitor for their services soliciting proxies from brokers, banks and other nominee holders is approximately $5,500. The Sub-Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Meeting Venue. We intend to hold the Special Meeting in person at the offices of the Fund’s administrator, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://proxyvotinginfo.com/p/kingsbarn2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of September 6, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Distributor, Fund Accountant and Transfer Agent; Fund Administrator. The Fund’s distributor and principal underwriter is Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine, 04101. Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio, 43219, serves as the Fund’s accountant and transfer agent. Commonwealth Fund Services, Inc.8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 serves as the Fund’s administrator.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on July 28, 2023, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on July 28, 2023, persons owning of record more than 5% of the outstanding shares of the Fund are as listed in the table below. Since the economic benefit of investing in an ETF is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the Fund’s shareholders.

Kingsbarn Tactical Bond ETF

Name and Address	% Ownership	Type of Ownership
Depository Trust Company FBO Client Accounts	100%	Record

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual report, if applicable, may be requested without charge by writing to the Kingsbarn ETFs, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling toll-free 1-866-788-7878.

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposal. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposal for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 866-839-1852. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-866-788-7878 or write to the Fund’s distributor, Foreside Fund Services, LLC at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.This Proxy Statement is available on the internet at https://proxyvotinginfo.com/p/kingsbarn2023. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (Kingsbarn ETFs, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephone at 866-839-1852. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

with

Vident Advisory, LLC

This Investment Sub-Advisory Agreement (the “Agreement”) is made by and among Kingsbarn Capital Management, LLC, a Nevada limited liability company with its principal place of business at 1645 Village Center Circle, Suite 200, Las Vegas, Nevada 89134 (the “Adviser”), ETF Opportunities Trust (the “Trust”), and Vident Advisory, LLC, a Delaware limited liability company with its principal place of business located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated November 1, 2021, as amended to add additional series, with the Trust; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services each of the series portfolios of the Trust (each a “Fund” and collectively, the “Funds”) to the Adviser and as identified in “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.   Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)	The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	The Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities. The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

(j)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)	The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l)	The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.   Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3.   Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d)	Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)	Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)	The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.   Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5.   Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.

6.   Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7.   Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)	The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c)	The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

(d)	The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8.   Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a)	Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund. With respect to the Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)	By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(iv)	By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.   Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

10. Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

11.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:

(i)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12.           The Name “Kingsbarn Capital Management, LLC.” The Adviser grants to the Sub-Adviser a sub-license to use the name “Kingsbarn Capital Management, LLC” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and the Funds identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Sub-Adviser or the Funds under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.

13.           Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.           Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.          Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Kingsbarn Capital Management, LLC 1645 Village Center Circle, Suite 200 Las Vegas, Nevada 89134
To the Trust at:	ETF Opportunities Trust 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235
To the Sub-Adviser at:	Vident Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, Georgia 30009

16.           Non-Hire/Non-Solicitation. The parties hereby agree that, during the term of this Agreement, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, knowingly hire any person employed by the other party (a “Restricted Person”), whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

17.           Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

18.           Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

19.           Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

20.           Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

21.           Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Kingsbarn Capital Management, LLC

By:

Name: Daniel Mercer

Title: Managing Director

Vident Advisory, LLC

By:

Name:

Title:

On Behalf of the ETF Opportunities Trust

By:

Name: David A. Bogaert

Title: President

SCHEDULE A-1

to the

INVESTMENT SUB-ADVISORY AGREEMENT

KINGSBARN CAPITAL MANAGEMENT, llc

and

VIDENT ADVISORY, LLC

and

ETF OPPORTUNITIES TRUST

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Rate	Effective Date

Kingsbarn Tactical Bond ETF:

- During the period in which the Fund is managed pursuant to an ETF-of-ETFs strategy

- During the period in which the Fund is managed pursuant to a strategy of investing in individual bonds*

$25,000 None

0.045% on assets up to $250,000,000, 0.04% on assets from $250,000,000 to $500,000,000, 0.035% on assets in excess of $500,000,000

0.06% on assets up to $500,000,000, 0.055% on assets in excess of $500,000,000

[ ]

* The Adviser and Trust may elect to have the Sub-Adviser manage the strategy through the use of individual bonds, rather than ETFs, once the Fund reaches $500 million in assets.

Kingsbarn Capital Management, LLC

By:

Name: Daniel Mercer

Title: Managing Director

Vident Advisory, LLC

By:

Name:

Title:

On Behalf of the ETF Opportunities Trust

By:

Name: David A. Bogaert

VOTE BY MAIL
1.	Read the proxy statement/Prospectus.
2.	Check the appropriate box(es) on the reverse side of the proxy card.
3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE
1.	Read the proxy statement and have the proxy card at hand.
2.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and have the proxy card at hand.
3.	Follow the simple instructions.

       Please detach at perforation before mailing.

KINGSBARN TACTICAL BOND ETF

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 6, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoints each of Karen Shupe and Ann MacDonald as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of Kingsbarn Tactical Bond ETF (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:30 a.m. Eastern time, on September 6, 2023, at the offices of the Fund’s administrator, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his or her discretion, the proxy is authorized to vote upon such matters as may come properly before the meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this
Special Meeting of Shareholders to be held on September 6, 2023

The Proxy Statement for this Meeting is available at:
https://proxyvotinginfo.com/p/kingsbarn2023

YOUR VOTE IS IMPORTANT NO MATTER HOW
MANY SHARES YOU OWN. PLEASE CAST
YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE
THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN
THE ENCLOSED ENVELOPE.

       please detach at perforation before mailing.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE

OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment sub-advisory agreement between Kingsbarn Capital Management (the Adviser), ETF Opportunities Trust (the Trust), and Vident Advisory (the new Sub-Adviser) as the former sub-adviser’s business has been assumed by the new Sub-Adviser.	☐	☐	☐

YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY
TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE